UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2010

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-153356 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On December 17, 2009, Inland Diversified Real Estate Trust, Inc. filed a Current Report on Form 8-K regarding the acquisition of a fee simple interest in an 82,292 square foot grocery-anchored retail center known as Merrimack Village Center, located in Merrimack, New Hampshire.  This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required.

Item 9.01.  Financial Statements and Exhibits

(a)

Financial statements of businesses acquired

Merrimack Village Center	Page

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2009 (unaudited) and year ended December 31, 2008	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2009 (unaudited) and year ended December 31, 2008	F-3

(b)

Pro forma financial information

Inland Diversified Real Estate Trust, Inc.	Page

Balance Sheets as of September 30, 2009 (unaudited) and December 31, 2008	F-5

Statements of Operations for the three and nine months ended September 30, 2009 and for the three months ended September 30, 2008 and the period from June 30, 2008

   (inception) through September 30, 2008 (unaudited)

F-6

Statement of Stockholders’ Equity (Deficit) for the nine months ended September 30, 2009 (unaudited)	F-7

Statements of Cash Flows for the nine months ended September 30, 2009 and for the period from June 30, 2008 (inception) through September 30, 2008 (unaudited)	F-8

Notes to Financial Statements (unaudited)	F-9

Pro Forma Consolidated Balance Sheet as of September 30, 2009 (unaudited)	F-23

Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2009 (unaudited)	F-25

Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2009 (unaudited)	F-27

Notes to Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2009 (unaudited)	F-29

2

Pro Forma Consolidated Statement of Operations for the period from June 30, 2008 (inception) through December 31, 2008 (unaudited)	F-31

Notes to Pro Forma Consolidated Statement of Operations for the period from June 30, 2008 (inception) through December 31, 2008 (unaudited)	F-33

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	February 26, 2010	By:	/s/ Barry L. Lazarus
		Name:	Barry L. Lazarus
		Title	President

4

Index to Financial Statements

Merrimack Village Center	Page

Independent Auditors’ Report	F-1

Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2009 (unaudited) and year ended December 31, 2008	F-2

Notes to Historical Summary of Gross Income and Direct Operating Expenses for the nine month period ended September 30, 2009 (unaudited) and year ended December 31, 2008	F-3

Inland Diversified Real Estate Trust, Inc.

Balance Sheets as of September 30, 2009 (unaudited) and December 31, 2008	F-5

Statements of Operations for the three and nine months ended September 30, 2009 and for the three months ended September 30, 2008 and the period from June 30, 2008

   (inception) through September 30, 2008 (unaudited)

F-6

Statement of Stockholders’ Equity (Deficit) for the nine months ended September 30, 2009 (unaudited)	F-7

Statements of Cash Flows for the nine months ended September 30, 2009 and for the period from June 30, 2008 (inception) through September 30, 2008 (unaudited)	F-8

Notes to Financial Statements (unaudited)	F-9

Pro Forma Consolidated Balance Sheet as of September 30, 2009 (unaudited)	F-23

Notes to Pro Forma Consolidated Balance Sheet as of September 30, 2009 (unaudited)	F-25

Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2009 (unaudited)	F-27

Notes to Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2009 (unaudited)	F-29

Pro Forma Consolidated Statement of Operations for the period from June 30, 2008 (inception) through December 31, 2008 (unaudited)	F-31

Notes to Pro Forma Consolidated Statement of Operations for the period from June 30, 2008 (inception) through December 31, 2008 (unaudited)	F-33

F-i

KPMG LLP

Suite 1100, Independent Square

One Independent Drive

Jacksonville, FL 32201-0190

Independent Auditors’ Report

The Board of Directors

Inland Diversified Real Estate Trust, Inc.

Regency Centers, L.P.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Merrimack Village Center (the Property) for the year ended December 31, 2008. This Historical Summary is the responsibility of management of Regency Centers, L.P. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of Inland Diversified Real Estate Trust, Inc., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Merrimack Village Center for the year ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

January 21, 2010

Jacksonville, Florida

Certified Public Accountants

KPMG LLP, a U.S. limited liability partnership, is the U.S.

member firm of KPMG International, a Swiss cooperative.

MERRIMACK VILLAGE CENTER

Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2009 (unaudited) and

Year Ended December 31, 2008

	Nine Months ended September 30, 2009 (unaudited)	December 31, 2008
Gross Income:
Base rental income	$729,704	931,834
Operating expense, insurance, and real estate tax recoveries	253,074	333,912
Other income	11,277	32,698

Total gross income	994,055	1,298,444

Direct operating expenses:
Operating expenses	189,312	233,521
Insurance	20,418	24,412
Real estate taxes	166,643	218,655

Total direct operating expenses	376,373	476,588

Excess of gross income over direct operating expenses	$617,682	821,856

See accompanying notes to historical summary of gross income and direct operating expenses.

MERRIMACK VILLAGE CENTER

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2009 (unaudited) and

Year Ended December 31, 2008

(1)

Business

Merrimack Village Center (the Property) is located in Merrimack, New Hampshire. The Property has approximately 85,000 square feet of gross leasable area and was 80% occupied at December 31, 2008. The Property is leased to a total of 11 tenants, of which 1 tenant accounted for approximately 64% of base rental revenue for the year ended December 31, 2008. Inland Diversified Real Estate Trust, Inc. (IDRETI), through its wholly owned subsidiary Inland Diversified Merrimack Village, LLC, acquired the Property on December 11, 2009 from Regency Centers, L.P., an unaffiliated third party.

(2)

Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (SEC) Regulation S-X and for inclusion in a Form 8-K/A of IDRETI to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

(3)

Gross Income

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate tax, and insurance expenses. Revenue related to these reimbursed expenses is recognized in the period the applicable expenses are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. The Property’s lease agreement with its anchor tenant contains a provision for percentage rent if 1% of the anchor tenants’ total reportable sales exceeds the minimum annual rent. There were no percentage rent amounts recognized by the Property during 2008 and 2009 (unaudited).

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $96,578 for the year ended December 31, 2008 and increased base rental income by $65,724 (unaudited) for the nine month period ended September 30, 2009.

MERRIMACK VILLAGE CENTER

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the Nine Month Period Ended September 30, 2009 (unaudited) and

Year Ended December 31, 2008

Minimum rents to be received from tenants under operating leases, with remaining lease terms ranging from 2 to 19 years, as of December 31, 2008, are as follows:

Year
2009	$877,538
2010	916,714
2011	890,959
2012	901,911
2013	884,854
Thereafter	9,924,384

$14,396,360

(4)

Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation, amortization, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary. Management fees of 4% of operating revenues, as defined, are charged to the Property by a related party, Regency Centers, L.P., and are included in operating expenses and in operating expense recoveries in the Historical Summary of Gross Income and Direct Operating Expenses. These management fees may not be comparable to management fees charged to the property by IDRETI.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

BALANCE SHEETS

ASSETS

	September 30, 2009 (unaudited)	December 31, 2008

Cash and cash equivalents	$2,371,136	$399,798
Deferred expenses	167,432	-
Investment in related party	1,000	-
Deferred offering costs	48,716	899,163

Total assets	$2,588,284	$1,298,961

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Liabilities:
Accrued offering expenses	$395,816	$102,283
Accounts payable	459	35,145
Other liabilities	141,070	-
Due to related parties	2,223,800	1,031,107
Total liabilities	$2,761,145	$1,168,535

Stockholders’ equity:
Preferred stock, $.001 par value, 40,000,000 shares authorized, none outstanding
Common stock, $.001 par value, 2,460,000,000 shares authorized, 293,207 shares issued and outstanding at September 30, 2009 and 20,000 shares issued and outstanding at December 31, 2008	293	20
Additional paid in capital	2,919,325	199,980
Less: offering costs	(2,919,618)	-
Retained earnings deficit	(172,861)	(69,574)

Total stockholders’ equity (deficit)	(172,861)	130,426

Total liabilities and stockholders’ equity (deficit)	$2,588,284	$1,298,961

See accompanying notes to financial statements.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

STATEMENTS OF OPERATIONS

For the three and nine month periods ended September 30, 2009 and for the three months ended

September 30, 2008 and the period from June 30, 2008 (inception) through September 30, 2008 (unaudited)

	Three months ended September 30, 2009	Three months ended September 30, 2008	Nine months ended September 30, 2009	Period from June 30,2008 (inception) through September 30, 2008

Income:
Interest	$3	$-	$81	$-
	3	-	81	-
Expenses:
Organization	$(13,757)	$2,448	$31,483	$2,448
General and Administrative	58,107	1,742	71,885	1,742
	44,350	4,190	103,368	4,190

Net loss	$(44,347)	$(4,190)	$(103,287)	$(4,190)

Net loss per common share, basic and diluted	$1.55	$.21	$4.51	$.21
Weighted average number of common shares outstanding – basic and diluted	28,604	20,000	22,900	20,000

See accompanying notes to financial statements.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)

For the nine months ended September 30, 2009 (unaudited)

	Number of	Common	Additional Paid in	Offering Costs	Retained Earnings
	Shares	Stock	Capital		Deficit	Total

Balance at December 31, 2008	20,000	$20	$199,980	$-	$(69,574)	$130,426

Net loss for the nine months ended September 30, 2009	-	-	-	-	(103,287)	(103,287)

Proceeds from Offering	273,207	273	2,719,345	(2,919,618)	-	(200,000)

Balance at September 30, 2009	293,207	$293	$2,919,325	$(2,919,618)	$(172,861)	$(172,861)

See accompanying notes to financial statements.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

STATEMENT OF CASH FLOWS

For the nine month period ended September 30, 2009 and the period from June 30, 2008 (inception) through

September 30, 2008 (unaudited)

	For the nine months ended September 30, 2009	Period from June 30, 2008 (inception) through September 30, 2008
Cash flows from operating activities:
Net loss	$(103,287)	$(4,190)
Adjustments to reconcile net loss to net cash used in operating activities
Increase in deferred expenses	(167,432)	-
Decrease in accounts payable	(34,686)	-

Net cash flows used in operating activities	(305,405)	(4,190)

Net cash flows from investing activities:
Investment in related party	(1,000)	-

Cash flows from financing activities:
Proceeds from Offering	2,719,618	200,000
Other liabilities	141,070	-
Due to related parties	1,192,693	723,800
Payment of offering costs, net of accrued offering expenses	(1,775,638)	(631,696)

Net cash flows provided by financing activities	2,277,743	292,104

Net increase in cash and cash equivalents	1,971,338	287,914
Cash and cash equivalents at beginning of period	399,798	-

Cash and cash equivalents at end of period	$2,371,136	$287,914

See accompanying notes to financial statements.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

(Unaudited)

(1)  Organization

Inland Diversified Real Estate Trust, Inc. (the “Company” which may be referred to as the “Company,” “we,” “us,” or “our”) was formed on June 30, 2008 to acquire and manage a diversified portfolio of commercial real estate investments located in the United States and Canada.  The Company has entered into a Business Management Agreement (the “Agreement”) with Inland Diversified Business Manager & Advisor, Inc. (the “Business Manager”), to be the Business Manager to the Company.  The Business Manager is a related party to our sponsor, Inland Real Estate Investment Corporation (the “Sponsor”). In addition, Inland Diversified Real Estate Services LLC, Inland Diversified Asset Services LLC, Inland Diversified Leasing Services LLC and Inland Diversified Development Services LLC, which are indirectly controlled by the four principals of The Inland Group (collectively, the “Real Estate Managers”), will serve as the Company’s real estate managers. The Company is authorized to sell up to 500,000,000 shares of common stock (the “Shares”) at $10 each in an initial public offering (the “Offering”) which commenced on August 24, 2009 and to issue 50,000,000 shares at $9.50 each issuable pursuant to the Company’s distribution reinvestment plan (“DRP”).

The Company intends to qualify as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended, for federal income tax purposes.  If the Company qualifies for taxation as a REIT, the Company generally will not be subject to federal income tax to the extent it distributes its REIT taxable income to its stockholders.  If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate tax rates.  Even if the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income, property or net worth and federal income and excise taxes on its undistributed income.

In the opinion of management, the financial statements contain all the adjustments necessary to present fairly the financial positions and results of operations for the periods presented herein. Results of interim periods are not necessarily indicative of the results to be expected for the year.

The Company will provide the following programs to facilitate investment in the Company’s shares and to provide limited liquidity for stockholders.

The Company will allow stockholders who purchase shares in the offering to purchase additional shares from the Company by automatically reinvesting distributions through the DRP, subject to certain share ownership restrictions. Such purchases under the DRP will not be subject to selling commissions or the marketing contribution and due diligence expense allowance, and are made at a price of $9.50 per share.

The Company is authorized to repurchase shares under the share repurchase program (“SRP”), if requested, subject to, among other conditions, funds being available.  In any given calendar month, proceeds used for the SRP cannot exceed the proceeds from the DRP, for that month.  In addition, the Company will limit the number of shares repurchased during any calendar year to 3% of the number of shares of common stock outstanding on December 31st of the previous year.   In the case of repurchases made upon the death of a stockholder, however, the Company is authorized to use any funds to complete the repurchase, and neither the limit regarding funds available from the DRP nor the 3% limit will apply.  The SRP will be terminated if the Company’s shares become listed for trading on a national securities exchange.  In addition, the Company’s board of directors, in its sole direction, may amend, suspend or terminate the SRP.

The fiscal year-end of the Company is December 31.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

NOTES TO FINANCIAL STATEMENTS

(continued)

September 30, 2009

(Unaudited)

(2)  Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management of the Company to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Costs associated with the Offering are deferred and charged against the gross proceeds of the Offering upon the sale of shares.  Formation and organizational costs were expensed as incurred.

Cash and cash equivalents are stated at cost, which approximates fair value.  For purposes of the statement of cash flows, all short-term investments with maturities of three months or less are considered to be cash equivalents.

Publicly traded companies are required to disclose the fair value of financial instruments in interim financial statements, adding to the current requirements to make these disclosures in annual financial statements.

The Company’s financial instruments include cash and cash equivalents, other investments, accrued offering expenses, accounts payable, other liabilities, and due to affiliates.  The carrying values of cash and cash equivalents, accrued offering expenses, accounts payable, other liabilities, and due to affiliates approximates their estimated fair values due to the short maturity of these instruments.  Other investments are carried at cost which approximates estimated fair value.

Income taxes are accounted for under the asset and liability method.  Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between financial statement carrying amounts and their respective tax basis.  A valuation allowance is established for uncertainties relating to realization of deferred tax assets. As of September 30, 2009, the Company had a deferred tax asset of $68,712 related to organizational costs for which a valuation allowance was recorded due to current uncertainty of realization.

(3)  Transactions with Related Parties

The Sponsor contributed $200,000 to the capital of the Company for which it received 20,000 shares of common stock.

For the period from June 30, 2008 (inception) through September 30, 2009, the Company had incurred $3,022,805 of offering and organizational costs.  Pursuant to the terms of the Offering, the Business Manager had agreed to reimburse the Company all public offering and organization expenses (excluding sales commissions and the marketing contribution allowance) in excess of 5% of the gross proceeds of the Offering or all organization and offering expenses (including selling commissions and the marketing contribution) which together exceed 15% of gross offering proceeds.

On May 28, 2009, the Company purchased 1,000 shares of common stock in the Inland Real Estate Group of Companies for $1,000, which are accounted for under the cost method.

The due to related parties amount on the accompanying balance sheet represents non-interest bearing advances made by the Sponsor, which the Company intends to pay.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

NOTES TO FINANCIAL STATEMENTS

(continued)

September 30, 2009

(Unaudited)

Certain compensation and fees payable to the Business Manager for services to be provided to the Company are limited to maximum amounts.

Non-subordinated payments

Offering Stage

Selling commissions	The Company will pay Inland Securities Corporation, an affiliate of the Business Manager, 7.5% (up to 7% of which may be reallowed to participating dealers) of the sale price for each share sold.

Marketing contribution	The Company will pay a marketing contribution to Inland Securities equal to 2.5% (up to 1.5% of which may be reallowed to soliciting dealers) of the gross offering proceeds from shares sold.

Itemized and detailed due diligence expense reimbursement

The Company will reimburse Inland Securities Corporation and soliciting dealers for bona fide out-of-pocket, itemized and detailed due diligence expenses incurred by these entities, in amounts up to 0.5% of the gross offering proceeds.  These expenses may, in the Company’s sole discretion, be reimbursed from amounts paid or reallowed to these entities as a marketing contribution, or may be reimbursed from issuer costs.

Issuer costs

The Company will reimburse the Sponsor, its affiliates and third parties for costs and other expenses of the offering that they pay on its behalf, in an amount not to exceed 5% of the gross offering proceeds.  Our Business Manager has agreed to pay or reimburse these costs to the Company to the extent they exceed 15% of the gross offering proceeds.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

NOTES TO FINANCIAL STATEMENTS

 (continued)

September 30, 2009

(Unaudited)

Operational Stage

Acquisition expenses

The Company will reimburse the Business Manager and its affiliates for expenses paid on the Company’s behalf in connection with acquiring real estate assets, regardless of whether the Company acquires the real estate assets.  The Company may not, however, reimburse expenses that exceed the greater of 6% of the contract price of any real estate asset or, in the case of a loan, 6% of the funds advanced.

Real estate management fees

Up to 4.5% of the gross income from each property that is managed directly by the Real Estate Managers or their affiliates.  The applicable Real Estate Managers will determine, in its sole discretion, the amount of the fee with respect to a particular property, subject to the 4.5% limitation.  This fee may be increased, subject to the approval of a majority of the Company’s independent directors, for certain properties. The Company also will reimburse the Real Estate Managers and their affiliates for property-level expenses that they pay or incur on the Company’s behalf, including the salaries, bonuses and benefits of persons employed by the Real Estate Managers and their affiliates except for the salaries, bonuses and benefits of persons who also serve as one of the Company’s executive officers or as an executive officer of any of the Real Estate Managers.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

NOTES TO FINANCIAL STATEMENTS

(continued)

September 30, 2009

(Unaudited)

Oversight fee

The Company may pay up to 1% of the gross income from each property that is managed directly by entities other than the Real Estate Managers or their affiliates. The applicable Real Estate Manager will determine, in its sole discretion, the amount of the fee with respect to a particular property, subject to the 1% limitation.  The Company also will reimburse each Real Estate Manager and its affiliates for property-level expenses that they pay or incur on the Company’s behalf, including the salaries, bonuses and benefits of persons employed by the Real Estate Managers and their affiliates except for the salaries and benefits of persons who also serve as one of the Company’s executive officers or as an executive officer of any of the Real Estate Managers.

In addition, with respect to any property that is managed directly by entities other than the Real Estate Managers or their affiliates and does not generate income, such as properties that are newly constructed, are under development or construction, or have not yet been developed, the Company may pay a monthly oversight fee based upon the “hourly billing rate” of the applicable Real Estate Manager, multiplied by the number of hours spent by its employees in providing oversight services for the Company in respect of that property.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

NOTES TO FINANCIAL STATEMENTS

(continued)

September 30, 2009

(Unaudited)

For these purposes, the “hourly billing rate” approximates the hourly cost to the Real Estate Managers to provide services to the Company based on the amount of salaries, bonuses and benefits paid to or for the employees of the Real Estate Manager providing the services; and an allocation for overhead including rent, materials, fees, taxes, and other operating expenses incurred by the Real Estate Manager in operating its business, except for certain direct expenses for which the Company reimburses the Real Estate Managers.

Except as otherwise approved by a majority of the Company’s independent directors, the total fees paid to the Real Estate Managers for managing an asset, including oversight fees, will not exceed 4.5% of the gross income generated by the applicable property.

Brokerage fees

The Company will pay Inland Financial Products, Inc. or its affiliate a brokerage fee for facilitating transactions in real estate related-loans and commercial mortgage-based securities, in an amount up to 1% of the purchase price of the loans or commercial mortgage backed securities.  In respect of any acquisition of a real estate-related loan or commercial mortgage-backed securities, the total brokerage fee paid plus the amount of acquisition expenses reimbursed may not exceed the 6% limits on acquisition expenses.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

NOTES TO FINANCIAL STATEMENTS

(continued)

September 30, 2009

(Unaudited)

Purchasing, selling and servicing mortgages fees	0.03% per year on the first billion dollars and 0.01% thereafter on all mortgages that are serviced. In addition, 0.2% of the principal amount of each loan placed for the Company.

Reimbursable expenses for providing ancillary services

The Company will reimburse the Business Manager and its affiliates for any expenses that they pay or incur in providing ancillary services to the Company, including the costs of salaries and benefits of persons employed by these entities and performing services for the Company.  The Company will not reimburse for the costs of salaries and benefits of persons who also serve as one of the Company’s executive officers, except for the Secretary, or as an executive officer of any of the Real Estate Managers.

Investment advisor fee

The Company will pay monthly fees at an annual rate equal to 1% of the first $1 to $5 million of marketable securities under management, 0.85% of marketable securities from $5 to $10 million, 0.75% of marketable securities from $10 to $25 million, 0.65% of marketable securities from $25 to $50 million, 0.60% of marketable securities from $50 to $100 million and 0.50% of marketable securities above $100 million.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

NOTES TO FINANCIAL STATEMENTS

(continued)

September 30, 2009

(Unaudited)

Institutional investment fee

The Company will pay Inland Institutional Capital Partners Corporation, or “ICAP,” a fee for identifying unaffiliated institutional partners and operating partners with whom it may enter into joint ventures, partnerships, co-tenancies and other co-ownership arrangements.  The Company will pay ICAP an advisory fee for the time that ICAP spends targeting and qualifying potential partners and providing related services to the Company, at a rate equal to $250 per hour for ICAP’s principals and $100 per hour for ICAP’s other employees.  The advisory fee will be paid in arrears on a quarterly basis.  In addition, in the event that ICAP identifies an institutional unaffiliated partner or operating partner with whom the Company actually enters into a definitive agreement, the Company will pay ICAP an investment fee of 0.35% of the amount paid by a new partner to the joint venture or other arrangement and 0.25% of amounts paid by partners that have already invested in a joint venture with the Company.  The investment will be offset by the hourly advisory fee described above.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

NOTES TO FINANCIAL STATEMENTS

(continued)

September 30, 2009

(Unaudited)

Property disposition fee

The Company will pay Inland Real Estate Brokerage or an affiliate an amount equal to the lesser of:

•

3% of the contract sales price of the property; or

•

50% of the customary commission which would be paid to a third party broker for the sale of a comparable property.

The amount paid, when added to the sums paid to unaffiliated parties, may not exceed either the customary commission or an amount equal to 6% of the contract sales price.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

NOTES TO FINANCIAL STATEMENTS

(continued)

September 30, 2009

(Unaudited)

Subordinated Payments

Operational Stage

Business management fee

Subject to satisfying the criteria described below, the Company will pay the Business Manager a quarterly business management fee equal to a percentage of the Company’s “average invested assets,” calculated as follows:

(1)

if the Company has declared distributions during the prior calendar quarter just ended, in an amount equal to or greater than an average 7% annualized distribution rate (assuming a share was purchased  for $10.00), it will pay a fee equal to 0.25% of its “average invested assets” for that prior calendar quarter;

(2)

if the Company has declared distributions during the prior calendar quarter just ended, in an amount equal to or greater than an average 6% annualized distribution rate but less than an average 7% annualized distribution rate (assuming a share was purchased for $10.00), it will pay a fee equal to 0.1875% of its “average invested assets” for that prior calendar quarter;

(3)

if the Company has declared distributions during the prior calendar quarter just ended, in an amount equal to or greater than an average 5% annualized distribution rate but less than an average 6% annualized distribution rate (in each case

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

NOTES TO FINANCIAL STATEMENTS

(continued)

September 30, 2009

(Unaudited)

assuming a share was purchased for $10.00), it will pay a fee equal to 0.125% of its “average invested assets” for that prior calendar quarter; or

(4)

if the Company does not satisfy the criteria in (1), (2) or (3) above in a particular calendar quarter just ended, it will not, except as set forth below, pay a business management fee for that prior calendar quarter.

Assuming that (1), (2) or (3) above is satisfied, the Business Manager may decide, in its sole discretion, to be paid an amount less than the total amount that may be paid.  If the Business Manager decides to accept less in any particular quarter, the excess amount that is not paid may, in the Business manager’s sole discretion, be waived permanently or accrued, without interest, to be paid at a later point in time.  The Company also will reimburse the Business Manager or any affiliate for all expenses that it, or any affiliate including the Sponsor, pays or incurs on our behalf including the salaries and benefits of persons employed by the Business Manager or its affiliates and performing services for the Company except for the salaries and benefits of persons who also serve as one of the executive officers of the Company or the Business Manager or its affiliates.  For these purposes, secretary will not be considered an “executive officer.”

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

NOTES TO FINANCIAL STATEMENTS

(continued)

September 30, 2009

(Unaudited)

Incentive fee

After the stockholders have first received, from distributions from all sources, a 10% per annum cumulative, non-compounded return on, plus return of, their “invested capital,” the Company will pay the Business Manager an incentive fee equal to 15% of the net proceeds from the sale of its real estate assets, including assets owned by a REIT or other real estate operating company that was acquired and operates as a subsidiary.

Listing fee

Upon a “liquidity event,” the Company will pay its Business Manager a listing fee equal to 15% of the amount by which (1) the “market value” of the outstanding shares of its common stock, or the common stock of its subsidiary, plus the total distributions paid to stockholders from inception until the date that market value is determined exceeds (2) the aggregate invested capital, less any distributions of net sales or financing proceeds, plus the total distributions required to be paid to the Company’s stockholders in order to pay them the “priority return” from inception through the date that market value is determined.  In the event that, at the date of determination, stockholders have not received a return of capital plus the priority return, less any distributions of net sales or financing proceeds, the fee will be paid at the time that we have paid the total distributions required to be paid to stockholders in order to pay them the priority return, calculated as described herein.

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

NOTES TO FINANCIAL STATEMENTS

(continued)

September 30, 2009

(Unaudited)

As used herein, a “liquidity event” means a listing or any merger, reorganization, business combination, share exchange, acquisition or other similar transaction in which the Company’s stockholders receive cash or the securities of another issuer that are listed on a national securities exchange, as full or partial consideration for their shares.  “Market value” means the value measured in connection with a liquidity event determined as follows: (1) in the case of the listing of the Company’s shares, or the shares of the common stock of any of the Company’s subsidiaries, on a national securities exchange, by taking the average closing price over the period of thirty consecutive trading days during which the Company’s shares, or the shares of the common stock of its subsidiary, as applicable, are eligible for trading, beginning on the 180th day after the applicable listing or (2) in the case of the receipt by the Company’s stockholders of securities of another entity that are trading on a national securities exchange prior to, or that become listed concurrent with, the consummation of the liquidity event, as follows: (a) in the case of shares trading before consummation of the liquidity event, the value ascribed to the shares in the transaction giving rise to the liquidity event; and (b) in the case of shares which become listed concurrent with the closing of the transaction giving rise to the liquidity event, the average closing price over the period of thirty consecutive trading days during which the shares are

Inland Diversified Real Estate Trust, Inc.

(A Maryland Corporation)

NOTES TO FINANCIAL STATEMENTS

(continued)

September 30, 2009

(Unaudited)

eligible for trading, beginning on the 180th day after the applicable listing.  In addition, any cash consideration received by the Company’s stockholders in connection with any liquidity event will be added to the market value determined in accordance with clause (1) or (2). Finally, for these purposes, “priority return” means, on an aggregate basis, a 6% per annum cumulative, non-compounded return on aggregate invested capital.

(4)  Subsequent Events

The Company has evaluated events and transactions that have occurred subsequent to September 30, 2009 through November 13, 2009, the date of issuance of the financial statement, for potential recognition or disclosure in these financial statements.

On October 14, 2009, the Company’s board of directors declared distributions payable to stockholders of record each day beginning on the close of business on October 15, 2009 through the close of business on December 31, 2009, plus an additional distribution to all stockholders of record on October 14, 2009.  Distributions will be paid monthly in arrears as follows:

•

For stockholders of record between October 15 and October 31, 2009, distributions paid equaled a daily amount that, if paid each day for a 365-day period, would equate to a 6.0% annualized rate based on a purchase price of $10.00 per share, calculated at a rate of $0.00164384 per share per day.

•

For stockholders of record on October 14, 2009, an additional distribution was paid in an amount equal to $0.02301376 per share, which equates to $0.00164384 per day for the first fourteen days of October.

•

Total distributions declared for the month of October, in the amount of $28,028, were paid on November 3, 2009.

The Company will not use any of the net proceeds from the offering to fund these distributions.

On October 20, 2009, the Company placed on deposit $2,500,000 in a money market account maintained at a bank which is owned by parties affiliated with our Sponsor.

As of November 12, 2009, the Company has raised net capital of $11,691,957 from the offering of shares.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

September 30, 2009

(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions had occurred on September 30, 2009.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2009, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the properties that were purchased subsequent to September 30, 2009. The pro forma adjustments were made for Merrimack Village Center and Pleasant Hill Commons. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Balance Sheet

September 30, 2009

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma
Assets
Net investment properties (C) (E)	$-	18,960,590	$18,960,590
Cash and cash equivalents (G)	2,371,136	28,687,567	31,058,703
Accounts and rents receivable	-		-
Investment in related party	1,000		1,000
Intangible assets, net (C) (E)	-	3,182,739	3,182,739
Deferred expenses	167,432		167,432
Deferred offering costs	48,716		48,716
Loan fees, net (H)	-	60,080	60,080
Other assets	-		-
Total assets	$2,588,284	50,890,976	$53,479,260
Liabilities and Stockholders’ Equity (Deficit)

Mortgage payable (C)		5,445,000	5,445,000
Accrued offering expense	395,816		395,816
Accrued interest payable		29,494	29,494
Accounts payable and accrued expenses	459		459
Advance rent and other liabilities	141,070		141,070
Intangible liabilities, net (C) (E)	-	488,803	488,803
Due to related parties	2,223,800		2,223,800
Total liabilities	2,761,145	5,963,297	8,724,442

Stockholders’ equity (deficit)
Preferred stock	-		-
Common stock (D)	293	5,014	5,307
Additional paid in capital (D)	2,919,325	49,905,922	52,825,247
Less: offering costs (D)	(2,919,618)	(4,983,257)	(7,902,875)
Accumulated distributions in excess of net loss (F)	(172,861)		(172,861)
Total stockholders’ equity (deficit)	(172,861)	44,927,679	44,754,818
Total liabilities and stockholders’ equity (deficit)	$2,588,284	50,890,976	$53,479,260

See accompanying notes to pro forma consolidated balance sheet.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2009

(unaudited)

(A)

The historical column represents the Company’s Consolidated Balance Sheet as of September 30,

2009 as filed with the Securities Exchange Commission on Form 10-Q.

(B)

The pro forma adjustments column include adjustments related to our acquisitions which is detailed below as follows:

	Merrimack Village Center	Pleasant Hill Commons	Pro Forma Adjustments
Net investment properties	$8,065,534	10,895,056	$18,960,590

Intangible assets, net	1,942,902	1,239,837	3,182,739

Intangible liabilities, net	488,803	-	488,803

Mortgage payable	5,445,000	-	5,445,000

(C)

The proforma adjustments reflect the acquisition of the following properties by the Company.

The mortgage payable represents a mortgage obtained from a third party.  No proforma   adjustment has been made for prorations or other closing costs as the amounts are not significant.

Purchases	Acquisition Price	Mortgage Payable
Merrimack Village Center	$9,519,633	$5,445,000
Pleasant Hill Commons	12,134,893	-
	$21,654,526	$5,445,000

Allocation of net investments in properties:
Land	$7,500,000
Building and improvements	11,460,590
Intangible assets, net	3,182,739
Intangible liabilities, net	(488,803)
Total	21,654,526

Allocations are preliminary and subject to change.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

September 30, 2009

(unaudited)

(D)

Additional offering proceeds of $44,927,679, net of additional offering costs of $4,983,257, are

reflected as received as of September 30, 2009 based on offering proceeds actually received as of   February 19, 2010.  Offering costs consist principally of registration costs, printing and selling   costs, including commissions.

(E)

Acquired intangibles represent above and below market leases and the difference between the

property valued with existing in-place leases and the property valued as if vacant.  The value of   the acquired intangibles will be amortized over the lease term.  Allocations are preliminary and   subject to change.

(F)

No proforma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised by the Company.

(G)

Pro forma cash proceeds of $28,687,567 represent the aggregate cash proceeds received from the

issuance of equity and mortgage financings through February 19, 2010 less the proforma net   acquisition price of investments in real estate.

(H)

Loan fees (net of accumulated amortization) of $60,080 represents loan fees and loan fee deposits applied to the mortgage debt financing as described in (C).

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2009

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2009. Pro forma adjustments have been made for the properties that were purchased subsequent to September 30, 2009. The pro forma adjustments were made for Merrimack Village Center and Pleasant Hill Commons.  The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2009, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2009

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$-	1,548,577	$1,548,577
Tenant recovery income	-	519,690	519,690
Other property income	-	14,015	14,015
Total income	-	2,082,282	2,082,282

Organization	31,483	-	31,483
General and administrative	71,885	-	71,885
Property operating expenses (E)	-	429,287	429,287
Real estate taxes	-	285,633	285,633
Depreciation and amortization (C)	-	487,080	487,080
Total expenses	103,368	1,202,000	1,305,368

Operating income (loss)	(103,368)	880,282	776,914

Interest income	81	-	81
Interest expense (F)	-	278,995	278,995

Net income (loss) applicable to common shares	$(103,287)	601,287	$498,000

Net income (loss) available to common shareholders per common share, basic and diluted (D)	$(4.51)		$0.09

Weighted average number of common shares outstanding, basic and diluted (D)	22,900		5,306,523

See accompanying notes to pro forma consolidated statement of operations.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2009

(unaudited)

(A)

The historical column represents the Company’s Consolidated Statement of Operations for the

nine months ended September 30, 2009 as filed with the Securities Exchange Commission on   Form 10-Q.

(B)

Total pro forma adjustments for acquisitions consummated as of February 19, 2010 are as though the properties were acquired January 1, 2009.

Unaudited combined gross income and direct operating expenses presented from January 1, 2009 through the date of acquisition is based on information provided by the seller for the following properties:

Merrimack Village Center

Pleasant Hill Commons

The pro forma adjustments for the nine months ended September 30, 2009 are composed of the following adjustments:

	Merrimack Village Center	Pleasant Hill Commons	Pro Forma Adjustments

Rental income	$48,494	800,083	$1,548,577
Tenant recovery income	53,074	66,616	519,690
Other property income	11,277	2,738	14,015
Total income	1,012,845	1,069,437	2,082,282

Property operating expenses	14,450	214,837	429,287
Real estate taxes	166,643	18,990	285,633
Depreciation and amortization	259,157	227,923	487,080
Total expenses	640,250	561,750	1,202,000

Operating income	372,595	507,687	880,282

Interest expense	278,995	-	278,995

Net income applicable to common shares	$93,600	507,687	601,287

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the nine months ended September 30, 2009

(unaudited)

(C)

Buildings and improvements will be depreciated on a straight-line basis based upon estimated

useful lives of 30 years for buildings and improvements and 15 years for site improvements.  That   portion of the purchase price allocated to above or below lease intangibles will be amortized on a   straight-line basis over the life of the related leases as an adjustment to rental income.  In-place   lease intangibles will be amortized on a straight-line basis over the life of the related leases as a   component of amortization expense.  The purchase price allocation for pro forma financial   statement purposes, are preliminary and may be subject to change.

(D)

The pro forma weighted average shares of common stock outstanding for the nine months ended

September 30, 2009 was calculated assuming all shares sold to purchase each of the properties   were issued on January 1, 2009.

(E)

Management fees are calculated as 4.5% of gross revenues pursuant to the management

agreement and are included in property operating expenses.  For the nine months ended   September 30, 2009, pro forma property operating expenses included incremental management   fees of $20,944.

(F)

The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Merrimack Village Center	5,445,000	6.50%	March 1, 2015

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the period from June 30, 2008 (inception) through December 31, 2008

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note (B) of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on June 30, 2008 or the date significant operations commenced.  Pro forma adjustments have been made for the properties that were purchased subsequent to December 31, 2008. The pro forma adjustments were made for Merrimack Village Center and Pleasant Hill Commons.  The Company does not consider any other potential properties to be probable under Rule 3-14 of Regulation S-X.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of  operations would have been for the period June 30, 2008 (inception) through December 31, 2008, nor does it purport to represent our future results of operations.

Inland Diversified Real Estate Trust, Inc.

Pro Forma Consolidated Statement of Operations

For the period from June 30, 2008 (inception) through December 31, 2008

(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income (C)	$-	772,842	$772,842
Tenant recovery income	-	213,382	213,382
Other property income	-	18,175	18,175
Total income	-	1,004,399	1,004,399

Organization	22,988	-	22,988
General and administrative	46,586	-	46,586
Property operating expenses (E)	-	269,825	269,825
Real estate taxes	-	188,655	188,655
Depreciation and amortization (C)	-	324,719	324,719
Total expenses	69,574	783,198	852,772

Operating income (loss)	(69,574)	221,201	151,627

Interest expense (F)	-	187,963	187,963

Net income (loss) applicable to common shares	$(69,574)	33,238	$(36,336)

Net income (loss) available to common shareholders per	$(3.48)	-	$(0.01)
common share, basic and diluted (D)
Weighted average number of common shares
outstanding, basic and diluted (D)	20,000	-	5,306,523

See accompanying notes to pro forma consolidated statement of operations.

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the period from June 30, 2008 (inception) through December 31, 2008

(unaudited)

(A)

The historical column represents the Company's Consolidated Statement of Operations for the period June 30, 2008 (inception) through December 31, 2008 as filed with the Securities Exchange Commission.

(B)

Total pro forma adjustments for acquisitions consummated as of February 19, 2010 are as though the properties were acquired June 30, 2008 (inception).

Unaudited combined gross income and direct operating expenses presented from June 30, 2008 through December 31, 2008 is based on information provided by the Seller for the following properties:

Merrimack Village Center

Pleasant Hill Commons

The pro forma adjustments are composed of the following adjustments:

	Merrimack Village Center	Pleasant Hill Commons	Pro Forma Adjustments

Rental income	$478,444	294,398	$772,842
Tenant recovery income	166,956	46,426	213,382
Other property income	16,349	1,826	18,175
Total income	661,749	342,650	1,004,399

Property operating expenses	132,276	137,549	269,825
Real estate taxes	109,328	79,327	188,655
Depreciation and amortization	172,771	151,948	324,719
Total expenses	414,374	368,824	783,198

Operating income (loss)	247,375	(26,174)	221,201

Interest expense	187,963	-	187,963

Net income (loss) applicable to common shares	$59,412	(26,174)	$33,238

Inland Diversified Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Statement of Operations

For the period from June 30, 2008 (inception) through December 31, 2008

(unaudited)

(C)

Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements and 15 years for site improvements.  That portion of the purchase price allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  In-place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.  The purchase price allocation for pro forma financial statement purposes, are preliminary and may be subject to change.

(D)

The proforma weighted average shares of common stock outstanding for the period June 30, 2008 (inception) through December 31, 2008 was calculated assuming all shares sold to purchase each of the properties were issued on June 30, 2008.

(E)

Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.  For the nine months ended September 30, 2009, pro forma property operating expenses included incremental management fees of $8,449.

(F)

The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date
Merrimack Village Center	5,445,000	6.50%	March 1, 2015